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                                                                    EXHIBIT 10.7

                               PURCHASE AGREEMENT

         AGREEMENT ("Agreement"), made and entered into on the date set forth below, by and between D & B Holdings International, Inc., a Florida corporation hereinafter referred to as ("D & B") and Tel Com Plus Jacksonville, L.L.C., a Florida L.L.C., hereinafter referred to as ("Tel").


                                    RECITALS

         WHEREAS, D & B desires to acquire and Tel desires to sell up to one hundred (160) units of Tel Com Plus Jacksonville, L.L.C., (L.L.C.) said one hundred sixty (160) units of L.L.C. equals 62.5% of the total ownership of Tel Com Plus Jacksonville, L.L.C.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, the Parties hereto agree as follows:


                                   ARTICLE 1.
                               PURCHASE OF UNITS

         1.01 PRICE AND TERMS. The aggregate purchase price for the one hundred sixty (160) units of Tel at Four Thousand Six Hundred Eighty Seven and 50/100 ($4,687.50) Dollars per unit, as set forth above shall be the sum of Seven Hundred Fifty Thousand ($750,000.00) Dollars, said purchase price being evidenced by the surrender of a Non-Recourse Promissory Note, a copy of which is attached hereto as Exhibit A, executed by D & B in favor of Tel in the amount equal to Seven Hundred Fifty Thousand ($750,000.00) Dollars.

         1.02 DELIVERY OF UNITS BY TEL. The transfer and delivery of the aforementioned units to D & B by Tel shall be accomplished not later than December 3, 1996. Said units shall be properly endorsed, delivered and/or transferred to D & B in a manner that evidences to the general public


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accounts receivable are collectible in accordance with the terms of such accounts, except to the extent of the reserve as set forth in Tel's Latest Balance Sheet.

         3.03 INTERIM CHANGES. Between the Signing Date and the Closing Date of this Agreement, there will have not been, except as set forth in a list certified by the Tel and delivered to D & B (i) any material changes in Tel's financial condition, assets, liabilities or business which, in the aggregate, have not been materially adverse; (ii) any damage, destruction or loss of to Tel's property, whether or not covered by insurance other than in the ordinary course of business; (iii) any declaration or payment of any dividend or other distribution in respect to Tel's units, or any direct or indirect redemption, purchase or other acquisition of any such units; or (iv) any increase paid or agreed to in the compensation, retirement benefits or other commitments to employees of Tel.

         3.04 LITIGATION AND PROCEEDINGS. There is no suit, action, legal or administrative proceeding pending, or to the knowledge of Tel threatened, against in which, if adversely determined, might materially and adversely affect the financial condition of Tel or the conduct of its business nor is there any decree, injunction or order of any court, governmental department or agency outstanding against Tel.

         3.05 MATERIAL CONTRACTS. Tel warrants that it is not in default in any material respect under the terms of any material outstanding, contract, agreement, lease, note or other commitment other than those disclosed in writing to D & B.

         3.06 NO CONFLICT WITH OTHER INSTRUMENTS. As of the Closing Date, the consummation of the transactions set forth in this Agreement will not result in the breach of any term or provision of or constitute a default under any indenture, mortgage, deed of trust or other material agreement or instrument to which Tel is a party other than those disclosed in writing to D & B.


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         3.07  GOVERNMENTAL AUTHORIZATIONS. Tel warrants that to the best of its ability that it has all licenses, permits and other governmental authorizations which are valid and sufficient for all purposes presently carried on by Tel.

         (a) Tel warrants that it has filed or will file all federal, state, and other governmental tax returns that are required or has made adequate provision for the payment of, all taxes which have or may become due, pursuant to such returns or the assessments received up to and including the tax year 1996. No claims or additional assessments have been made or asserted by the Federal Government or by any State or Federal agencies included but not limited to income taxes or franchise taxes, except such as have been paid or are covered by adequate tax reserves, and to the best of Tel's knowledge there is no basis for any such claim or additional assessment.

         (b) Tel warrants that to the best of its knowledge there are no judicial or administrative proceedings pending or threatened against it which involve the possibility of any judgement or liability not fully covered by insurance or which will materially adversely affect the properties, business, or condition, financial or otherwise, of and no judgement, decree, or order of any Court, board, or other governmental or administrative agency which has been or will be issued which has or will have any material adverse effect on the business or assets or on the condition, financial or otherwise.

         (c) Tel as of the Closing Date represents to the best of its knowledge that no other changes have occurred since December 1, 1996, which materially detract from the value of or interfere with the use of the units subject thereto or affected thereby. Tel warrants that it has and on the Closing Date will have valid leases under which it is entitled to use in its business all personal property of which it is the lessee and Tel has no knowledge of any default under any such lease.

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         (d)  Tel warrants that except as duly authorized by its Board of
Directors on or before December 1, 1996, it has not sold or disposed of any of its property or assets after December 1, 1996, except for the transfers disclosed in writing to D & B nor has it encumbered without prior disclosure to D & B any of the property or assets owned nor paid any bonus, or special compensation, or special remuneration of any kind, except in accordance with its established policies and practices without full written disclosure to D & B.

         (d) Except as duly authorized by its charter on or before December 1, 1996 Tel shall not engage in any material activity or transaction subsequent to December 1, 1996, other than in the ordinary course of business, without prior written notice to D & B.

         (f) After December 1, 1996, Tel warrants that it has not issued or sold or issued rights to sell to, any of its units, nor shall it declare or pay any person, company and or entity after December 1, 1996, without prior written notice to D & B.

         (g) Tel warrants to the best of its ability except as duly authorized by its Board of Directors on or before December 1, 1996, the assets, property and rights being passed to D & B in the aforementioned units on December 1, 1996 shall be preserved and maintained so far as practicable in the ordinary and customary conduct of its business to the same extent and in the same condition as such assets, property, and rights as were when under the control of Tel on the Signing Date, without prior notification to D & B and provided that any change in the operations is deemed by the officers of Tel to be reasonable and in the best interest of the Parties hereto.

         (h) Tel shall comply with all reasonable requests by D & B to afford to D & B, or its representatives, access to its property, books, assets, records, and interests in real estate, if applicable, and will furnish as soon as practical, any information with respect thereto reasonably

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requested by D & B.

         3.08 TITLE TO PROPERTY. Tel warrants that, it has good and marketable title to all properties and assets, real and personal, reflected in its transfer of units to D & B.

         3.09 CONFIDENTIALITY. The Parties hereto and their representatives will keep confidential any information which they obtain from each other concerning the transaction set forth herein. If the transaction contemplated by this Agreement is not consummated by December 1, 1996, the Parties will return to each other all written matter with respect to the transaction set forth herein held by them in connection with the negotiation and/or consummation of this Agreement, unless the Parties hereto agree to an extension.

         3.10 TITLE TO UNITS. Tel warrants to the best of its ability that the aforementioned units are free and clear of any liens and encumbrances, except those that have been disclosed in writing to D & B.

         3.11 DUE AUTHORIZATION. Execution of this Agreement and performance by Tel hereunder has been duly authorized by all requisite corporate action on the part of Tel and this Agreement constitutes a valid and binding obligation of Tel and performance hereunder will not violate any provision of Tel's Articles of Incorporation, Bylaws, agreements, or any other commitment.

                                   ARTICLE 4.

                      ACCESS TO PROPERTY AND RECORDS, ETC.

         4.01 ACCESS AND INFORMATION. The Parties hereto acknowledge and agree that each will give to the other and to the other's accountants, counsel and other representatives full access during normal business hours throughout the period prior to the Closing Date to all of its properties, books, contracts, commitments and/or records.


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         4.02  EXPENSES.  Upon a termination or recision of this Agreement each party will pay all ancillary costs and expenses related to its performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including fees, expenses and disbursements of its accountants, counsel and/or consultants.

         4.03 FURTHER ASSURANCES. If at any time D & B shall consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect, or confirm, of record or otherwise, in D & B, the title to any property or rights of Tel acquired or to be acquired by or as a result of the transaction set forth herein, the proper parties of Tel, shall be and they hereby are severally and fully authorized to execute and deliver such proper deeds, assignments and assurances in law and take such other action as may be necessary or proper in the name of D & B or Tel to vest, perfect or confirm title to such property or rights in D & B and otherwise carry out the purpose of this Agreement.


                                   ARTICLE 5

                         CONDUCT OF TEL PENDING SIGNING

         Tel agrees that to the very best of its ability that it will conduct itself in the following manner pending the signing:

         5.01 LIMITED LIABILITY COMPANY STATUS. No change will be made in Tel's Limited Liability Status.

         5.02 CAPITALIZATION, ETC. Tel will not make any change in its authorized or issued units, declare or pay any dividend or other distribution, issue, encumber, purchase or otherwise acquire any of its units.

         5.03 SHAREHOLDER'S MEETING. If required by its Articles of Organization for Florida Limited


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Liability Company Tel will submit this Agreement to its shareholders with a favorable recommendation by its Board of Directors and will use its best efforts to obtain the requisite shareholder approval.

         5.04 Conduct of Business. Tel will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill, intact and will not, without the written notice to D & B, enter into any material commitment except in the ordinary course of business to sell or assign additional units.


                                   ARTICLE 6

                                  TERMINATION

         6.01 Circumstances of Termination. This Agreement may be terminated by (i) mutual consent of the Parties hereto in writing upon the failure of any Party hereto to perform as set forth herein; (ii) by any party to this Agreement if there has been a material breach of any warranty or covenant by the other party; or (iii) by any party to this Agreement if the Closing shall not have taken place as set forth herein unless extended in writing to a later date by mutual consent of the Parties hereto.

         6.02 Effect of Termination. In the event of a termination of this Agreement pursuant to the terms of this Agreement, each party shall pay the costs and expenses incurred by it in connection with this Agreement and no party or any of its officer, directors or employees shall be liable to any other party for any costs, expenses, damages, or loss of anticipated profits.


                                   ARTICLE 7

                               GENERAL PROVISIONS

         8.01 Further Assurances. At any time and from time to time after the Closing date, each


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party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         8.02 Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         8.03 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, as follows:

            D & B:                       Tel:

            8601 4th St.                 13902 N. Dale Mabry
            Suite 301                    Suite 149
            St. Petersburg, FL 33702     Tampa, FL 33618

or to such other address as any party may hereafter specify in writing as his or its own address to the other party.

         8.04 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representations, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

         8.05 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         8.06 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida and venue shall lie in the County of Pinellas.


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         8.07  ASSIGNMENTS.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the Written consent of the other party shall be void.

         8.08 UNDERSTANDING. The Parties hereto acknowledge that they have read and understood this entire agreement.

         8.09 FACSIMILE SIGNATURES. Any facsimile signature on this Agreement shall be considered an original and shall have the full force and effect as if it were in fact an original.

         WHEREFORE, the Parties hereto have affixed their signatures below.

                                            12/3/96
                                    ----------------------------------
                                    Date

/s/                                 /s/
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Witness                             D & B Holdings International, Inc.


                                            12/3/96
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                                    Date



                                    /s/ Charles Polley
Acknowledged as set forth above:    ----------------------------------
                                    Tel Com Plus Jacksonville, L.L.C.



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                                   EXHIBIT A
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                          NON RECOURSE PROMISSORY NOTE

$750,000.00

         In consideration of value received in the form of one hundred sixty
(160) units of Tel Com Plus Jacksonville, LLC on December 3, 1996, the undersigned, D & B Holdings International, Inc., promises to pay to Tel Com Plus Jacksonville, LLC or its assigns, the sum of Seven Hundred Fifty Thousand ($750,000.00) Dollars in lawful money of the United States. The principal is due and payable not later than April 30, 1997. In the event of a default of the payment of the principal when due hereunder, the whole of the principal and interest calculated at Eight (8%) Percent APR shall become immediately due and payable without demand or notice.

         If any action at law or equity shall be instituted on this Note, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which the party may be entitled.

         This Note shall be governed by and construed under the laws of the State of Florida.

         Any facsimile signature on this Note shall be considered an original and shall have the full force and effect as if it were an original.




-------------------------------        --------------------------------------
Date                                   Only for D & B International Holdings,
                                       Inc.

State of Florida
County of
          ---------------------

The foregoing instrument was acknowledged before me this ____ day of _________ 1997, by ___________________________ who is personally known to me or who provided ___________________________ as identification and who did not take an oath.



My Commission Expires:                 --------------------------------------
                                       Signature of Notary




                                       --------------------------------------
                                       Print Name of Notary